                                                                   EXHIBIT 10.20

                               [U.S. BANK LOGO]

                        EXTENSION OR REVISION AGREEMENT
                         (For Non-Reg Z Direct Loans)


Account Number: #733-1072972161-18/26

For valuable consideration, it is mutually agreed that the promissory note dated February 8, 2001 in the original principal amount of $2,000,000.00, together
----------------                                      ------------
with any and all modifications thereof, executed by borrower, Briazz, Inc. and
                                                              ----------------
Victor Alhadeff payable to the order of or held by U.S. BANK NATIONAL
---------------
ASSOCIATION at its Commercial Banking Branch, is hereby amended and modified so as to provide for payment as follows:

FOR VALUABLE CONSIDERATION, THE BORROWER AND LENDER HEREBY AGREE THAT THE TERMS OF THE NOTE ARE CHANGED AS FOLLOWS:

1). THE MATURITY DATE OF THE EXISTING INDEBTEDNESS DESCRIBED ABOVE IS HEREBY CHANGED TO APRIL 15, 2002, WHEN THE ENTIRE UNPAID PRINCIPAL BALANCE, ALL ACCRUED AND UNPAID INTEREST, AND ALL OTHER AMOUNTS PAYABLE THEREUNDER SHALL BE DUE AND PAYABLE.

2). BORROWER AGREES TO PAY THE EXISTING INDEBTEDNESS IN ACCORDANCE WITH THE TERMS AS SHOWN BELOW IN THE "PAYMENT SCHEDULE" SECTION OF THIS AGREEMENT.

     MAXIMUM PRINCIPAL BALANCE. Notwithstanding any other provision of this Note, the maximum unpaid principal balance of this Note shall not exceed the following amounts for the following time periods: $2,000,000.00 through February 27, 2001, $1,990,000.00 from February 28, 2001 through March 30, 2001;
$1,980,000.00 from March 31, 2001 through April 29, 2001; $1,970,000.00 from
April 30, 2001 through May 30, 2001; $1,960,000.00 from May 31, 2001 through
June 29, 2001; $1,945,000.00 from June 30, 2001 through July 30, 2001;
$1,930,000.00 from July 31, 2001 through August 30, 2001; $1,915,000.00 from
August 31, 2001 through September 29, 2001; $1,900,000.00 from September 30, 2001 through October 30, 2001; $1,880,000.00 from October 31, 2001 through November 29, 2001; $1,660,000.00 from November 30, 2001 through December 30, 2001; $1,840,000.00 from December 31, 2001 through January 30, 2002;
$1,820,000.00 from January 31, 2002 through February 27, 2002; $1,800,000.00 from February 28, 2002 through March 30, 2002; $1,780,000.00 from March 31, 2002 through April 14, 2002, and $0.00 on and after April 15, 2002 ("Maturity Date").

     PAYMENT SCHEDULE. 14 consecutive monthly payments due on the last day of each month, according to the following schedule plus 1 final payment due on April 15, 2002:
4 consecutive monthly principal payments of $10,000.00 each, plus accrued interest, beginning on February 28, 2001; 4 consecutive monthly principal payments of $15,000.00 each, plus accrued interest, beginning June 30, 2001; 6 consecutive monthly principal payments of $20,000.00 each, plus accrued interest, beginning October 31, 2001, and 1 principal payment of $1,780,000.00, plus accrued interest on April 15, 2002; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note. In addition, Borrower shall pay to Lender on the date of any reduction in the permissible maximum unpaid principal balance, an amount, if any, by which the unpaid principal balance of this Note on such date exceeds the reduced maximum unpaid principal amount.

Except for modifications above stated, the original obligations and the instruments and agreements, if any, securing the same shall remain in full force and effect unchanged.

--------------------------------------------------------------------------------
STATUTE OF FRAUDS DISCLOSURE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY. EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.
--------------------------------------------------------------------------------

Modification Fee (if applicable) n/a.


Executed on March 26, 2001
           ----------------------------------

BRIAZZ INC. and VICTOR ALHADEFF


By: /s/ Victor Alhadeff
    -----------------------------------------
    Victor Alhadeff, Chief Executive Officer


X:  /s/ Victor Alhadeff
    -----------------------------------------
    Victor Alhadeff, Individually

U.S. BANK NATIONAL ASSOCIATION

By: Maryann Cussey           Vice President
    ------------------------------------------
     Authorized Signer      Title